                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

                             Steel Dynamics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                              STEEL DYNAMICS, INC.
                               4500 COUNTY ROAD 59
                                BUTLER, IN 46721
                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998
                                -----------------


To our Stockholders:

         The Annual Meeting of Stockholders of Steel Dynamics, Inc. (the "Company") will be held in the St. Mary's/Maumee Room of the Mariott Hotel, 305 East Washington Center Road, Fort Wayne, Indiana, on Wednesday, May 27, 1998, at 9:00 o'clock a.m., Fort Wayne time, for the following purposes:

         1. To elect eleven (11) Directors for a one-year term, until the Annual Meeting of Stockholders in 1999 and until their successors shall have been elected and qualified;

         2. To ratify the appointment of Deloitte & Touche LLP to serve as independent auditors of the Company for 1998; and

         3. To transact any other business that may properly come before the meeting or any adjournment thereof.

         Only Stockholders of record as of the close of business on April 17, 1997, are entitled to Notice of and to vote at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be maintained at the Company's offices for a period of at least ten days prior to the Annual Meeting.

                                 By Order of the Board of Directors



                                 Keith E. Busse
                                 President and Chief Executive Officer


Butler, Indiana
May 5, 1998


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ACTUAL EXERCISE.

                                [SDI LETTERHEAD]


                                                                     May 5, 1998



To our Stockholders:

         You are cordially invited to attend Steel Dynamics, Inc.'s Annual Meeting of Stockholders, which will be held in the St. Mary's/Maumee Room of the Mariott Hotel, 305 East Washington Center Road, Fort Wayne, Indiana, on Wednesday, May 27, 1998, at 9:00 o'clock a.m., Fort Wayne time.

         The matters to be acted upon at the Annual Meeting are described in the Notice of Annual Meeting and Proxy Statement that accompany this letter.

         It is important that your shares are represented at the Annual Meeting, whether or not you personally plan to attend. Each Proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting. Accordingly, please sign, date, and return the enclosed Proxy in the postage paid envelope that has been provided for your convenience.

         The Board of Directors and Management look forward to greeting you personally at the Annual Meeting.

                                           Sincerely,



                                           Keith E. Busse
                                           President and Chief Executive Officer

                              STEEL DYNAMICS, INC.
                               4500 COUNTY ROAD 59
                                BUTLER, IN 46721
                            TELEPHONE: (219) 868-8000
                                ----------------

                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 1998
                                ----------------

                                                                     MAY 5, 1998

                                  INTRODUCTION

         This Proxy Statement and the accompanying Proxy are being mailed to stockholders of Steel Dynamics, Inc. (the "Company" or "SDI") on or about May
5, 1998, and are being furnished in connection with the solicitation of proxies by the Company's Board of Directors to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 27, 1998, in the St. Mary's/Maumee Room of the Mariott Hotel, 305 East Washington Center Road, Fort Wayne, Indiana, commencing at 9:00 o'clock a.m., Fort Wayne time, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         Expenses in connection with the solicitation of proxies will be borne by the Company. The Company will also reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their out-of-pocket costs and expenses in distributing proxy materials to the beneficial owners of the Company's common stock, in accordance with Securities and Exchange Commission and NASDAQ requirements. In addition, certain directors, officers, and employees of the Company may solicit proxies by telephone, telecopy, and/or personal contact, without additional compensation.

                                VOTING OF SHARES

         Any stockholder who executes a Proxy may revoke it at any time before it is voted. Proxies may be revoked by (i) filing with Mr. Tracy L. Shellabarger, Secretary of the Company, at or before the Annual Meeting, at the Company's address shown above, a written notice of revocation relating to the Proxy, (ii) duly executing a subsequent Proxy bearing a later date relating to the same shares of Common Stock, and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) voting in person at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy). No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

         Shares represented by properly executed Proxies received prior to the Annual Meeting will be voted as specified by the stockholders. If no instructions are indicated, Proxies will be voted FOR Item 1 (Election of the Nominees for Directors), FOR Item 2 (Approval of the Appointment of Deloitte & Touche LLP as Independent Auditors of the Company for 1998), and, in the discretion of the persons named in the Proxy, on any other business that may properly come before the meeting.

         Under SDI's Amended and Restated Articles of Incorporation and Bylaws, and under Indiana law, the vote required for the approval of Items 1 and 2 is the affirmative vote of a majority of the shares of Common Stock entitled to vote and represented in person or by Proxy at the Annual Meeting. Accordingly, abstentions and non-votes of shares of Common Stock that are present at the meeting, in person or by Proxy, but not voted on a particular matter, will have the same effect as a vote "against" the matter presented, at least for purposes of determining whether sufficient affirmative votes have been cast. Any shares with respect to which Proxies are not received will not be counted as present nor will they be voted for or against any matter to come before the Annual Meeting. The Board of Directors has fixed April 17, 1998, as the record date for the purpose of determining the stockholders entitled to notice of and to vote at the Annual Meeting, or at any adjournment thereof. As of such date, there were issued and outstanding and entitled to vote 49,005,649 shares of Common Stock (par value $0.01 per share), and each such share is entitled to one
(1) vote on each matter to be voted on by stockholders. The Company's Common Stock is the only class of capital stock authorized and outstanding at the present time.

                                  ANNUAL REPORT

         A copy of the Company's 1997 Annual Report to Stockholders, including financial statements for the years 1997 and 1996, is being sent to all stockholders of record concurrently herewith. It is not, however, a part of this Proxy Statement.

                          SECURITY OWNERSHIP OF CERTAIN
              BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

         The following table, reflecting information as of the Record Date for the Annual Meeting, discloses the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of its Common Stock, (ii) each Director and nominee for Director, the Company's Chief Executive Officer and its four most highly compensated officers (other than the Chief Executive Officer) as of the Company's fiscal year ended December 31, 1997, and (iii) all officers and directors of the Company as a group:

                                    SHARES OF COMMON STOCK BENEFICIALLY              PERCENT
NAMED EXECUTIVE OFFICERS                OWNED AS OF APRIL 17, 1998                   OWNED**
Keith E.  Busse(1)                              1,541,891                             3.1%
Mark D.  Millett(2)                             1,073,694                             2.2
Richard P.  Teets, Jr.(3)                       1,132,143                             2.3
Tracy L.  Shellabarger(4)                         292,738                             0.6
John W.  Nolan(5)                                   7,589                             0.0


OTHER DIRECTORS OR NOMINEES
Leonard Rifkin(6)                               3,346,439                             6.8
John C.  Bates(7)                               2,917,139                             5.9
Paul B.  Edgerley(8)                               98,417                             0.2
William Laverack, Jr.(9)                           43,713                             0.1
Dr. Jurgen Kolb(10)                             5,539,865                            11.3
William D.  Strittmatter(11)                    4,310,000                             8.8
Keitaro Yokohapa(12)                              353,750                             0.7


GREATER THAN 5% BENEFICIAL OWNERS
Heavy Metal, L.C                                3,346,439                             6.8
Preussag Stahl AG                               5,539,865                            11.3
General Electric Capital Corporation            4,310,000                             8.8
Keylock Investments Limited(13)                 2,917,139                             5.9
Mazelina Anstalt                                2,584,346                             5.3


DIRECTORS AND OFFICERS AS A GROUP
(11 Persons)                                   21,359,853                            42.0

-------

         ** Assumes exercise of all stock options (for 48,558 shares) exercisable within 60 days, with a corresponding increase in the number of outstanding shares from 49,005,649 on the record date to 49,054,207.
         (1) President and Chief Executive Officer and a Director of the Company. Includes 1,300 shares of Common Stock held by Mr. Busse's minor son, with respect to which Mr. Busse disclaims beneficial ownership. Includes 12,982 shares subject to currently exercisable stock options or stock options exercisable within 60 days.
         (2) Vice President of Melting and Casting and a Director of the Company. Includes 9,737 shares subject to currently exercisable stock options or stock options exercisable within 60 days.
         (3) Vice President of Rolling and Finishing and a Director of the Company. Includes 9,737 shares subject to currently exercisable stock options or stock options exercisable within 60 days.
         (4) Vice President of Finance and Chief Financial Officer and a Director of the Company. Includes 9,737 shares subject to currently exercisable stock options or stock options exercisable within 60 days, and also includes 2,400 shares owned by Mr.
Shellabarger's wife for the benefit of Mr. Shellabarger's minor children.
         (5) Vice President of Sales and Marketing. Includes 6,365 shares subject to currently exercisable stock options or stock options exercisable within 60 days.
         (6) Director of the Company. Consists of 3,346,439 shares of Common Stock held of record by Heavy Metal, L.C., which Mr. Rifkin may be deemed to benefically own due to his relationship with that entity. Mr. Rifkin disclaims beneficial ownership of all such shares except for 593,013 of those shares.
         (7) Director of the Company. Consists of 2,917,139 shares of Common Stock held of record by Keylock Investments Limited that Mr. Bates may be deemed to beneficially own due to his relationship with Keylock Investments Limited. Mr. Bates and Heidtman Steel Products, Inc., of which Mr. Bates is the President and Chief Executive Officer, own a controlling interest in Keylock Investments Limited. Mr. Bates disclaims beneficial ownership of 231,186 of these shares, all of which are in the process of being distributed to limited partners of Keylock Investments Limited, which are non-affiliates of either Heidtman Steel Products, Inc. or John Bates.
         (8) Director of the Company. Mr. Edgerley is a Managing Director of Bain Capital, Inc. Includes 67,207 shares of common stock by BCIP Associates, a Delaware general partnership of which Mr. Edgerley is a general partner, and 7,311 shares of common stock of the Company owned by BCIP Trust Associates, L.P., a Delaware limited partnership of which Mr. Edgerley is a general partner. Mr. Edgerley disclaims beneficial ownership of the shares of common stock of the Company owned by BCIP Associates and BCIP Trust Associates, L.P. except to the extent of his pecuniary interest therein.
         (9) Director of the Company. Mr. Laverack is a general partner of J.H. Whitney & Co.
         (10) Director of the Company. Consists of 5,539,865 shares of Common Stock held of record by Preussag Stahl AG that Mr. Kolb may be deemed to beneficially own due to his relationship with that entity. Dr. Kolb is a member of the Executive Board of Preussag Stahl AG. Dr. Kolb disclaims beneficial ownership of these shares.
         (11) Director of the Company. Consists of 4,310,000 shares of Common Stock held of record by General Electric Capital Corporation that Mr. Strittmatter may be deemed to beneficially own due to his relationship with that entity. Mr. Strittmatter is a Vice President and Senior Credit Officer of General Electric Capital Corporation. Mr. Strittmatter disclaims beneficial ownership of these shares.
         (12) Nominee for Director. Consists of 353,750 shares held of record by Sumitomo Corporation of America that Mr. Yokohapa may be deemed to beneficially own due to his relationship with that entity. Mr. Yokohapa is President and Chief Executive Officer of Sumitomo Corporation of America. Mr. Yokohapa disclaims beneficial ownership of these shares.
         (13) Approximately 231,186 of these shares are in the process of being distributed to limited partners of Keylock Investments Limited, which are non-affiliates of either Heidtman Steel Products, Inc. or John Bates.

      BOARD OF DIRECTORS, CORPORATE GOVERNANCE, AND COMMITTEES OF THE BOARD

         The current Board of Directors consists of ten persons, each serving a one-year term of office expiring on May 27, 1998, or as soon as their successors shall have been elected and qualified. Under the Company's Bylaws, however, the Board of Directors may amend the Bylaws to prescribe a greater or lesser number of directors, and in accordance therewith has amended the Bylaws to increase the number of directors to eleven for this coming year. At the Annual Meeting, all eleven directors will be elected, and each newly elected director will serve for a one-year term, until the Annual Meeting of Stockholders in 1999 and until their successors shall have been elected and qualified.

         During 1997, the Company held six regularly scheduled meetings and one special meeting of the Board of Directors. All directors attended at least 75% or more of the meetings. The Company paid no retainer fees, meeting attendance fees, or any other compensation as such to any of its directors, whether employee or non-employee directors, during 1997, although directors were entitled to reimbursement of their actual out-of-pocket expenses incurred in attending meetings.

         The Board of Directors has an Audit Committee, established to make recommendations to the Board of Directors with respect to approval of the selection and engagement of the Company's independent auditors for the ensuing year; to review the independence of such auditors and the scope of the annual audit activities of the auditors; to review actions by management on any independent auditor's recommendations; to meet with management and the independent auditors to review the effectiveness of the Company's system of internal controls and internal audit procedures; to approve and recommend payment of the audit fee payable to the independent auditors; and to review all audit results. During 1997, the Audit Committee held two formal meetings. The Audit Committee consists of two non-employee directors, Paul B. Edgerley and William Laverack, Jr. The Company retained Deloitte & Touche LLP to conduct the audit for its last fiscal year.

                                     ITEM 1

            NOMINEES (INCLUDING ALL EXECUTIVE OFFICERS) FOR ELECTION
                                  AS DIRECTORS

         The following table sets forth, with respect to each nominee for Director, his age, principal occupation during the past five years, other positions he holds with the Company or its subsidiary, other directorships he holds, if any, and the year in which he first became a Director of the Company. Four of the five persons required to be identified as "Named Executive Officers" in the "Executive Compensation" section of this Proxy Statement are nominees for Director and are described herein.

                                DIRECTOR NOMINEES

NAMES & OCCUPATIONS
DURING PERIOD SINCE 1992

KEITH E. BUSSE, AGE 55
         DIRECTOR SINCE 1993
President and Chief Executive Officer and a Director of SDI since its inception, and President and Chief Executive Officer and a Director of Iron Dynamics, Inc. ("IDI"), the Company's wholly-owned subsidiary. Prior to 1993, for a period of twenty-one years, Mr. Busse worked for Nucor Corporation wherein he held the office of Vice President.

MARK D. MILLETT, AGE 38
         DIRECTOR SINCE 1993

         Vice-President of Melting and Casting and a Director of SDI since its inception, and a Vice-President and a Director of IDI. Prior to 1993, Mr. Millett worked for Nucor Corporation, which he joined in 1982.

RICHARD P. TEETS, JR., AGE 42
         DIRECTOR SINCE 1993

         Vice President of Rolling and Finishing and a Director of SDI since its inception. Prior to 1993, Mr. Teets worked for Nucor Corporation, which he joined in 1987.

TRACY L. SHELLABARGER, AGE 41
         DIRECTOR SINCE 1994

         Vice-President of Finance and Chief Financial Officer and a Director since July 1994. From 1987 to 1994, Mr. Shellabarger worked for Nucor Corporation.

LEONARD RIFKIN, AGE 67
         DIRECTOR SINCE 1994

         Mr. Rifkin was the President and Chief Executive Officer and a director of OmniSource Corporation from 1959 to 1996, and since September 1996, has been its Chairman of the Board and a director. OmniSource Corporation is a supplier of steel scrap to the Company and beneficially owns approximately 25% of Heavy Metal, L.C.

JOHN C. BATES, AGE 54
         DIRECTOR SINCE 1994

         Mr. Bates is the President and Chief Executive Officer and a director of Heidtman Steel Products, Inc., which he joined in 1963, and for which he has served as its President and Chief Executive Officer and a director since 1969. Mr. Bates is also a director of National City Bank, N.W. Heidtman Steel Products, Inc. is a customer of the Company's manufactural steel products.

PAUL B. EDGERLEY, AGE 42
         DIRECTOR SINCE 1996

         Managing Director of Bain Capital, Inc. since May 1993 and a general partner of Bain Venture Capital since 1990. He is also a director of GS Industries, Inc. and AMF Group, Inc. Mr. Edgerley is also a non-employee member of SDI's Audit Committee of the Board of Directors and additionally serves as one of the two non- employee director members of the Administrative Committee that oversees grants of stock options and performs other duties under the Company's 1994 Incentive Stock Option Plan.

WILLIAM D. STRITTMATTER, AGE 41
         DIRECTOR SINCE 1994

         Mr. Strittmatter is a Vice-President and Senior Credit Officer of General Electric Capital Corporation, which he joined in 1982. Mr. Strittmatter is also Vice-Chairman of Shanghai Zhadian Gas Turbine Power Generation Co., Ltd. One or more affiliates of General Electric Capital Corporation supply equipment or other products or services to the Company.

WILLIAM LAVERACK, JR., AGE 41
         DIRECTOR SINCE 1994

         Mr. Laverack is a general partner of J.H. Whitney & Co., a private equity and mezzanine capital investment firm, which he joined in 1993. Prior to joining Whitney, from 1991 to 1993, he was with Gleacher & Co., a mergers and acquisitions advisory firm. Mr. Laverack is also a Director of CRA Managed Care, Inc. and The North Face, Inc. Mr. Laverack is also a non-employee member of SDI's Audit Committee of the Board of Directors and additionally serves as one of the two non-employee director members of the Administrative Committee that oversees grants of stock options and performs other duties under the Company's 1994 Incentive Stock Option Plan.

DR. JURGEN KOLB, AGE 55
         DIRECTOR SINCE 1996

         Dr. Kolb is a member of the Executive Board of Preussag Stahl AG, which he joined in 1986, and a member of the Supervisory Boards of Preussag Handel GmbH, of Ruhrkohle Bergbau AG, and of Europlatinen GmbH. Dr. Kolb is also Chairman of the Supervisory Board of Universal GmbH, of Peiner Agrar and Huttenstoffe GmbH, and of Hovelmann & Lueg GmbH. Preussag Stahl AG is a customer of the Company's manufactured steel products.

KEITARO YOKOHAPA, AGE 60
         NEW DIRECTOR NOMINEE

         Mr. Yokohapa has been the President and Chief Executive Officer of Sumitomo Corporation of America since April 1997. Prior to that, Mr. Yokohapa was General Manager and Director of the Osaka Project Development and Coordination Department for Sumitomo Corporation, from June 1991 to June 1993, was General Manager of Sumitomo Corporation's Motor Vehicles Division in Tokyo, from June 1993 to June 1996, and was General Manager and Managing Director of Sumitomo Corporation's Tokyo Motor Vehicles and Construction Equipment Division until April 1997. Mr. Yokohapa is also a Director of Sumitomo Corporation. Sumitomo Corporation of America is a customer of Steel Dynamics' flat rolled steel products and is also a licensee of the Company's Iron Dynamics subsidiary's ironmaking technology.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED ELECTION OF DIRECTORS DESCRIBED IN THIS PROXY STATEMENT.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation paid by the Company for services rendered for 1995, 1996, and 1997 for the Chief Executive Officer and the other four most highly compensated executive officers of the Company whose salary and bonus amounts exceeded $100,000 (collectively, the "Named Executive Officers"). The amounts shown include compensation for services rendered in all capacities.

                                                   Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------------------
                                                 Annual Compensation              Long-term Compensation
                                       --------------------------------------   --------------------------
                                                                                           Awards
                                                                                --------------------------
                                                                                Restricted
                                                                Other Annual       Stock        Securities         All Other
       Name and            Fiscal      Salary       Bonus       Compensation      Awards        Underlying        Compensation
  Principal Position        Year         ($)         ($)             ($)            ($)        Options (#)           ($)(1)
  ------------------        ----         ---         ---             ---            ---        -----------           ------
Keith E. Busse              1997         310,000      596,111                                        7,982             20,454
  President and Chief       1996         290,000      219,000                                        5,000              7,460
  Executive Officer         1995         275,000      195,000                                                           1,320


Mark D. Millett             1997         187,000      341,770                                        5,987             17,526
  Vice President            1996         175,000      115,000                                        3,750              6,727
                            1995         165,000       99,000                                                             469


Richard P. Teets, Jr.       1997         187,000      341,770                                        5,987             17,791
  Vice President            1996         175,000      115,000                                        3,750              6,821
                            1995         165,000       99,000                                                             446


Tracy L. Shellabarger       1997         157,000      288,877                                        5,987             15,168
  Vice President and        1996         135,000       81,000     1,050,837 (2)                      3,750              6,710
  Chief Financial Officer   1995         120,000       72,000        87,882 (3)                                           366


John W. Nolan               1997         100,000      137,875                                        4,490             14,561
  Vice President            1996
                            1995



(1) Represents matching contributions made by the Company under its Retirement Savings Plan, contributions under the Profit Sharing Plan and officer's life insurance premiums.

(2) Represents forgiveness of indebtedness income to Mr. Shellabarger ($750,000) and amounts reimbursed to him for the payment of interest on the $750,000 and taxes on the forgiveness of indebtedness income ($300,837) in connection with a July 7, 1994 $750,000 promissory note payable to the Company, which was executed by Mr. Shellabarger for the purchase of SDI Common Stock at the time his employment and which was forgiven, as required under Mr. Shellabarger's Employment Contract, in connection with the November 21, 1996 initial public offering of the Company's Common Stock.

(3) Amount reimbursed for the payment of interest and taxes thereon to Mr. Shellabarger for 1995 interest payments made by the Company on behalf of Mr. Shellabarger on the $750,000 promissory note described in footnote (2).


                        Option Grants in Last Fiscal Year
                                Individual Grants

                                                                                                               Potential
                                                                                                          Realizable Value at
                                                                                                             Assumed Annual
                                                                                                             Rates of Stock
                                                                                                           Price Appreciation
                                                                                                            for Option Term
                             Securities
                             Underlying          % of Total Options       Exercise or
                           Options Granted      Granted to Employees      Base Price      Expiration
           Name             (# of shares)             in 1997               ($/Sh)           Date         5% ($)       10% ($)
           ----             -------------             -------               ------           ----         ------       -------
Keith E. Busse                  3,879                   0.79%               20.625           5/21/02     22,104        48,843
                                4,103                   0.84%               19.500          11/21/02     22,105        48,846


Mark D. Millett                 2,910                   0.59%               20.625           5/21/02     16,582        36,642
                                3,077                   0.63%               19.500          11/21/02     16,577        36,632


Richard P. Teets, Jr.           2,910                   0.59%               20.625           5/21/02     16,582        36,642
                                3,077                   0.63%               19.500          11/21/02     16,577        36,632


Tracy L. Shellabarger           2,910                   0.59%               20.625           5/21/02     16,582        36,642
                                3,077                   0.63%               19.500          11/21/02     16,577        36,632


John W. Nolan                   2,182                   0.44%               20.625           5/21/02     12,434        27,475
                                2,308                   0.47%               19.500          11/21/02     12,434        27,477

NOTE
All full-time employees, including senior officers, participate in Steel Dynamics' Incentive Stock Option Plans. Certain key employees, excluding Messrs. Busse, Millett, Teets and Shellabarger, participate in the Steel Dynamics, Inc. 1994 Incentive Stock Option Plan. Under both plans, stock options are granted at 100% of the market value on the date of grant. During 1997, employees, other than the above-named senior officers, were granted stock options for 460,405 shares (94% of the total stock options granted to all employees), at exercise prices ranging from $17 to $27. The potential realizable value of the stock options granted to these employees was $4,885,432 at 5% annual stock price appreciation and $12,068,308 at 10% annual stock price appreciation.

DIRECTOR COMPENSATION

         No separate compensation, awards, or fees were paid to or accrued for directors of the Company during 1997 for their services as such, other than reimbursement of expenses incurred with respect to such services. Directors who were also officers and employees of the Company, including Messrs. Busse, Millett, Teets, and Shellabarger, received only the compensation paid to them as officers and employees and described elsewhere hereunder.

EMPLOYMENT AGREEMENTS

         Effective as of June 24, 1994, the Company entered into an Employment Agreement with Keith E. Busse for a term of five years, to serve as President and Chief Executive Officer. Mr. Busse received a Base Salary of $275,000 for 1995, $290,000 for 1996, and $310,000 for 1997. Mr. Busse's Base Salary for 1998
is $325,000. The Employment Agreement also provides for an annual bonus (an "Annual Bonus"). The Annual Bonus, solely under Mr. Busse's Employment Agreement, is determined by a process involving an award among executive employees selected by the Board of Directors, in proportion to their respective base salaries, out of an "Annual Bonus Pool" consisting of 4% of the Company's pre-tax earnings, less an amount equal to 10% of the "equity investment" in the Company, determined as of the beginning of the year. The Annual Bonus is subject first, to a maximum payment of 200% of Base Salary in cash, then, a maximum payment of 100% of Base Salary in SDI restricted stock vesting ratably over four years. For the first five years of employment, the Annual Bonus is guaranteed at an amount not less than 60% of Base Salary, regardless of the Company's profitability. Mr. Busse's actual bonus, however, is determined by the greater of the amount of the Annual Bonus under his Employment Agreement, as described above, or the amount determined under the Company's 1996 Officer and Manager Cash and Stock Bonus Plan, described later in this section and under the subheading "Annual Bonus" in the following section. For 1997, Mr. Busse's Annual Bonus was $566,111. In addition, Mr. Busse received additional compensation of $30,000 during each of the years 1995, 1996, and 1997.

         Upon termination of Mr. Busse's employment due to his disability or death, the Company will continue paying Mr. Busse or his estate, as the case may be, the prescribed Base Salary during the remainder of the five-year term; provided that in the case of disability, such payments will be reduced to the extent of any benefits paid by workers' compensation, or under any state disability benefit program or under any disability policy maintained by the Company.

         Effective June 24, 1994, the Company also entered into five-year Employment Agreements with Mark D. Millett and Richard P. Teets, Jr., pursuant to which Mr. Millett, as Vice President of Melting and Casting, and Mr. Teets, as Vice President of Rolling and Finishing, each received a Base Salary of $165,000 for 1995, $175,000 for 1996, and $187,000 for 1997. Mr. Millett's and
Mr. Teets' Base Salaries for 1998 are each $200,000. Both Mr. Millett and Mr. Teets are also entitled to an Annual Bonus, calculated in the same manner and subject to the same limitations as that described for Mr. Busse, including the interplay between the Annual Bonus determined under each of their Employment Agreements and the amount of the Annual Bonus calculated under the 1996 Bonus Plan. The termination provisions contained in the Employment Agreements with Messrs. Millett and Teets are identical to those contained in the Employment Agreement with Mr. Busse. For 1997, Mr. Millett's and Mr. Teets' Annual Bonuses were each $341,770.

         Effective July 7, 1994, the Company entered into a four-year Employment Agreement with Mr. Shellabarger, to serve as Chief Financial Officer, at a Base Salary for 1995 of $120,000. Mr. Shellabarger's Base Salary for 1996 was $135,000 and was $158,000 for 1997. For 1998, Mr. Shellabarger's Base Salary is $168,000. At the commencement of his employment, the Company also sold to Mr. Shellabarger 280,601 shares of its Common Stock, at an aggregate purchase price of $750,100, for which he executed a promissory note for $750,000, secured by a pledge of the stock, due and payable in July 1998. Installments of interest were payable by Mr. Shellabarger in July 1995 through 1997. Under his Employment Contract, to offset the interest payments due on the note, Mr. Shellabarger received an additional $70,000 bonus, plus additional compensation to offset taxes on this bonus amount, so long as the promissory note remained outstanding and Mr. Shellabarger remained employed by the Company. Pursuant to the terms of his Employment Agreement, the promissory note was forgiven in November 1996, in connection with the Company's initial public offering of its Common Stock. Mr. Shellabarger is also entitled to an Annual Bonus, calculated in the same manner and subject to the same limitations as that described for Mr. Busse and applicable as well to Messrs. Millett and Teets. Mr. Shellabarger's Annual Bonus for 1997 was $288,877.

         John Nolan, the Company's Vice President of Sales and Marketing, is not a party to any written employment agreement with the Company. His Base Salary for 1997 was $100,000 and, for 1998, is $120,000. Mr. Nolan is also eligible for an annual bonus, which was $137,875 for 1997, and is a participant under both the Company's Incentive Stock Option plans and the 1996 Bonus Plan.

         With respect to Messrs. Busse, Millett, Teets, and Shellabarger, after the initial employment term expires, and although each of the foregoing Employment Agreements continue only on a month-to-month basis thereafter (unless renewed), each is entitled to six months of severance pay, at their Base Salary, if employment is in fact not continued.

         All five Named Executive Officers receive major medical and long-term disability, Mr. Nolan receives term life insurance qual to his Base Salary, and Messrs. Busse, Millett, Teets, and Shellabarger receive term life insurance equal to twice their Base Salaries.

         In October 1996, the Board of Directors adopted, and the stockholders approved, an Officer and Manager Cash and Stock Bonus Plan (the "1996 Bonus Plan"), which is described elsewhere in the Proxy Statement in the "Report of the Board of Directors on Executive Compensation." The 1996 Bonus Plan, which also covers Messrs. Busse, Millett, Teets, Shellabarger, and Nolan, prescribes its own cash and stock bonus awards, but provides that any bonus amounts payable to Messrs. Busse, Millett, Teets, or Shellabarger under their respective Employment Agreements are to be deducted from the amount of their bonus, if any, payable under the 1996 Bonus Plan. The 1996 Bonus Plan was not made effective for the 1996 compensation year, and thus no bonus awards were therefore made for 1996 under its provisions. Beginning in 1997, bonus amounts, if any, began to be calculated under the 1996 Bonus Plan. In each case, the Annual Bonus amounts shown for each of the Named Executive Officers in the Compensation Table, and described above, were bonus amounts calculated under the 1996 Bonus Plan.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company's Executive Compensation Program is administered directly by the Board of Directors and is structured to promote the achievement of the Company's business goals and, thereby, to maximize Company performance and stockholder value. The Company's executive compensation consists primarily of Base Salary, Annual Bonus awards (payable in cash and, if applicable, in restricted Company stock), and grants of stock options. The Board of Directors believes that executive compensation should reflect a substantial incentive component, thus aligning its philosophy of executive compensation with the Company's culture and compensation philosophy that characterizes the rest of its work force. The Board of Directors also believes that stock option incentives play a major role in aligning executive compensation with long-term stockholder interests. The total compensation for each of the Company's executive officers consists of both cash and non-cash compensation. The cash compensation component consists of both Base Salary and the cash portion of any annual bonus earned by that executive pursuant to his Employment Agreement, or otherwise applicable under the 1996 Bonus Plan (for years subsequent to 1996). The non-cash component consists of stock options and, for years subsequent to 1996, depending upon the Company's profitability, the stock bonus portion, if any, of the 1996 Bonus Plan.

         In evaluating its overall Executive Compensation Program, the Board of Directors considers numerous factors such as the need to provide a mix of compensation elements sufficient to attract and retain the type of executive talent the Company strives to attract, given available data on the payment of executive officers at comparable companies and by the Company's most direct competitors. The overall objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate the Company's executives to achieve goals fundamental to the Company's business strategy, to link executive and stockholder interests, and to provide a compensation package that recognizes individual contribution as well as overall business results.

BASE SALARY

         The Board of Directors establishes the Base Salary for each executive officer during the final month of each fiscal year for the following fiscal year. Increases in Base Salary are determined on the basis of individual performance and level of responsibility. The Board reviews the performance of each executive officer and establishes a Base Salary commensurate with the officer's individual contributions to the success of the Company.

ANNUAL BONUS

         For 1996 and prior years, the written Employment Agreement between the Company and Messrs. Busse, Millett, Teets, and Shellabarger determined whether an Annual Bonus would be payable to that person and, if so, the amount thereof. For 1997, there were two sources for this determination: the written Employment Agreement and the 1996 Bonus Plan (effective January 1997). (See the prior discussion under "Employment Agreements.") The "annual bonus pool" that is calculated under the 1996 Bonus Plan is allocated among the key executive employees identified to constitute the bonus pool, in proportion to each person's Base Salary. The identification of participants in the bonus pool is by the Board of Directors and can include more than the Named Executive Officers. During the first five years of employment under their written Employment Agreements, however, Messrs. Busse, Millett, Teets, and Shellabarger are entitled to a minimum Annual Bonus equal to sixty percent of their Base Salary, regardless of the Company's profitability. During 1996, because the pre-tax earnings calculation for the Company's first full year of operations did not equal the minimum Annual Bonus formula, the minimum Annual Bonus was in fact paid to each of the Named Executive Officers.

         For years after 1996, for purposes of the 1996 Bonus Plan, five percent of an amount determined by subtracting from the Company's "Adjusted Pre-tax Net Income" an amount equal to ten percent of "Stockholder's Equity" as determined by the Company's Audited Consolidated Balance Sheets, is to be placed into a "distribution pool," from which Annual Bonus awards are to be made. For purposes of the calculation, Adjusted Pre-tax Net Income for any fiscal year is defined as net income before taxes, extraordinary items and bonuses payable to "Participants" under the 1996 Bonus Plan, as determined by the Company's outside auditors, except that, to the extent reasonably determinable, any effect upon Adjusted Pre-tax Net Income of any start-up expenses associated with significant capital expenditures, for a period not to exceed twelve months following start-up, are to be excluded from and not taken into account in determining Adjusted Pre-tax Net Income.

         Once the Distribution Pool has been calculated, and if it is a positive number, the Participant's Annual Bonus will either be payable entirely in cash or, if the Distribution Pool is sufficient, in cash and in stock of the Company, up to the amount prescribed in the 1996 Bonus Plan's formula. Specifically, each Participant is entitled to receive a cash bonus in an amount determined by multiplying the amount in the Distribution Pool by the Participant's "Bonus Percentage," up to a defined maximum. With respect to an Officer (including all of the Named Executive Officers) the cash bonus may not exceed two times that person's Base Salary. In the case of a Manager, the cash bonus is not to exceed one hundred percent of that person's Base Salary. For purposes of the calculation, a Participant's "Bonus Percentage" means, in any year with respect to that Participant, a fraction, the numerator of which is equal to either (i) with respect to an Officer, two times the Officer's Base Salary, or (ii) with respect to a Manager, the Manager's Base Salary (both (i) and (ii) are defined as the "Participant's Adjusted Base Salary"), and the denominator of which is equal to the sum of all of the Participants' Adjusted Base Salaries. There is an offset, however, applicable to Messrs. Busse, Millett, Teets, and Shellabarger, to avoid a duplication of Annual Bonus payments under both the 1996 Bonus Plan and under each of their written Employment Agreements, and this offset requires that the amount of any Annual Bonus payable under their respective Employment Agreements be deducted from the Annual Bonus determined under the 1996 Bonus Plan.

         At present, the Company's Board of Directors serves as the Administrative Committee to administer the 1996 Bonus Plan, and this function includes the selection from time to time of the Participants (which may only include Officers and Managers). The 1996 Bonus Plan does contemplate that the Board of Directors may appoint an Administrative Committee of at least two members of the Board, each of whom should be both a "non-employee director" (as defined in Rule 16(b)-3 under Section 16 of the Securities Exchange Act of 1934) and an "outside director" (as defined in Section 162 of the Internal Revenue
Code).

         If there is any excess in the Distribution Pool over the sum of the aggregate cash bonuses payable to all Participants, after making necessary adjustments, the amount thereof is to be distributed to the Participants in the form of "Restricted Stock." If applicable, each Participant is to receive that number of shares of Restricted Stock having a fair market value, at the time of issuance, equal to the product of that Participant's Bonus Percentage and the amount left over in the Distribution Pool (defined as the "Adjusted Distribution Pool"), except that, with respect to an Officer, the aggregate fair market value of the Restricted Stock so issued is not to exceed the Officer's Base Salary, and, with respect to a Manager, the aggregate fair market value of the Restricted Stock so issued is not to exceed fifty percent of the Manager's Base Salary. The Restricted Stock is required to vest and become non-forfeitable ratably over a four year period for each full year of employment commencing on January 1 following the year with respect to which the Restricted Stock was issued. Upon termination of a Participant's employment for any reason other than retirement, all shares of Restricted Stock of that Participant which were not vested at the time of termination of employment are required to be forfeited and returned to the Company (although the Administrative Committee, in its discretion, may waive the forfeiture provision). Until vested, Restricted Stock is not permitted to be transferred, assigned, sold, pledged, or otherwise disposed of in any manner, nor subject to levy, attachment or other legal process and, while restricted, the stock certificates evidencing those shares are required to be legended and held by the Company. Subject to these limitations, however, and as long as a forfeiture has not occurred, the Participant is treated as the owner of the Restricted Stock with full dividend and voting rights.

         For 1997, the Annual Bonuses payable to each of the Named Executive Officers consisted only of cash, and no Restricted Stock grants were earned or paid under the 1996 Bonus Plan.

         Because the attainment of future Adjusted Pre-tax Net Income is by its nature not certain, it is not possible to determine the benefits and amounts, in cash and/or in Restricted Stock, that will be received in the future by any individual Participant under the 1996 Bonus Plan.

STOCK OPTION PLAN

         In October 1996, the Board of Directors adopted and the stockholders approved the 1996 Incentive Stock Option Plan (the "1996 Option Plan"), which covers all full-time employees of the Company (approximately 425 employees as of December 31, 1997) and its subsidiaries, including Officers, Managers, supervisors, professional staff, and hourly employees. A 1994 Incentive Stock Option Plan, which is not applicable to officers, covers Managers, Supervisors, and Professionals, although Mr. Nolan, a "Manager" at the time, received stock options thereunder in 1994 and 1995.

         Under the 1996 Option Plan, the Company grants automatic semi-annual stock options to all such employees, by position category, based upon the fair market value of the Company's Common Stock on each semi-annual grant date (determined by the previous day's closing price), with an exercise price equal to the same fair market value on the grant date (one hundred ten percent of the fair market value in the case of any ten percent stockholder). As it pertains to the Named Executive Officers, the semi-annual grants to the President, Keith E. Busse, are required to aggregate $80,000 each in fair market value; in the case of three of the Vice Presidents (Messrs. Millett, Teets, and Shellabarger), the semi-annual option grants are required to aggregate $60,000 each in fair market value; and in the case of Mr. Nolan, the semi-annual option grants are required to aggregate $45,000 in fair market value. The fair market value grants to the other covered employees are at lesser amounts, ranging from semi-annual $30,000 grants to Managers to semi-annual $2,500 grants to hourly employees.

         The stock options are intended to qualify as "incentive stock options" under the Internal Revenue Code, except to the extent that the aggregate fair market value (determined as of the time of the option grant) of all shares of Common Stock with respect to which incentive stock options are first exercisable by an individual optionee in any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, in which case the excess of the options over $100,000 will be issued as non-statutory stock option, not qualifying as incentive stock options. In any fiscal year of the Company, no employee may be granted options to purchase more than 300,000 shares of the Company's Common Stock. During 1996, only one option grant was made by the Company (in November 1996, concurrently with the effectiveness of the Company's initial public offering of its Common Stock), but both semi-annual option grants were made during 1997.

         The 1996 Option Plan is a five-year plan, which terminates December 31, 2001. Options issued under the 1996 Option Plan become exercisable six months after the date of grant and must be exercised no later than five years thereafter. Subject to certain exceptions, the employee must retain in the continuous employment of the Company or any of its subsidiaries from the date of grant to and including the date of exercise. Options are not transferrable, except by will or pursuant to a Qualified Domestic Relations Order, or permitted under Section 422 of the Internal Revenue Code or under applicable Securities and Exchange Commission rules, and may be exercised, during the optionee's lifetime, only by the optionee. No shares of Common Stock may be issued until full payment has been made, and an optionee has no right to any dividends or other rights of a stockholder with respect to shares subject to an option until such time as the stock has actually been issued in the optionee's name in accordance with the 1996 Option Plan. If an option expires or terminates without having been exercised in full, the unpurchased shares will continue to be available for award under the 1996 Option Plan.

         The 1996 Option Plan is currently administered by the Company's Board of Directors, in the absence of an Administrative Committee of the Board consisting of at least two members of the Board, each of whom must be both a "non-employee director," as defined in Rule 16(b)-3 promulgated under Section 16 of the Securities Exchange Act of 1934, and an "outside director" as that term is used in section 162 of the Internal Revenue Code. The 1996 Option Plan is required to be administered so as to comply at all times with Rule 16(b)-3 of the Securities Exchange Act of 1934 and Sections 162, 421, 422, and 424 of the Internal Revenue Code. The Board may amend, alter, or discontinue the 1996 Option Plan at any time and from time to time.

                               OTHER COMPENSATION

         In addition to Base Salary, and Annual Bonus, and Incentive Stock Options issued under the 1996 Option Plan, the Company's Executive Compensation Program (in which the Named Executive Officers participate, along with other "eligible employees") consist of a Profit Sharing Plan and a Retirement Savings Plan.

PROFIT SHARING PLAN

         The Company has established a Profit Sharing Plan for eligible employees, including the Named Executive Officers, which is a "qualified plan" for federal income tax purposes. Under the Profit Sharing Plan, the Company each year allocates to Profit Sharing Plan participants (the "profit sharing pool") an amount equal to five percent of the Company's pre-tax profits. The profit sharing pool is used to fund the Profit Sharing Plan, as well as a separate cash profit sharing bonus which is paid to employees in March of the following year. The allocation between the Profit Sharing Plan contribution and the cash bonus amount is determined by the Board of Directors each year. The amount allocated to the Profit-Sharing Plan is subject to a maximum legally established percentage of compensation paid to participants. Employees become eligible to participate in the Profit Sharing Plan after they have completed thirty days of employment with the Company, and an employee is entitled to a Profit Sharing Plan allocation only if that person has worked at least 1,000 hours during the year. An employee becomes fully vested over a period of seven years of service with the Company, subject to accelerated vesting in the event of retirement, death, or disability. The amount allocated to the Company's Chief Executive Officer for 1997 pursuant to the Profit Sharing Plan was $16,516.79.

RETIREMENT SAVINGS PLAN

         The Company has also established a Retirement Savings Plan for eligible employees, which is also a "qualified plan" for federal income tax purposes. There are no service requirements for Employees to become eligible to participate in the Retirement Savings Plan. Contributions to the Retirement Savings Plan by the employee may be made on a pre-tax basis, and the income earned on such contributions is not taxable to an employee until actually received at a later date. Generally, employees may contribute on a pre-tax basis up to 8% of their eligible compensation, and the Company matches employee contributions in an amount based upon the Company's return on assets, with a minimum match of 5% and a maximum match of 50%, subject to certain applicable tax law limitations. Employees are immediately 100% vested with respect to their pre-tax contributions and the Company's matching contributions. The amount contributed by the Company in respect of its Chief Executive Officer for 1997 pursuant to the Retirement Savings Plan was $468.50.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

         The Board of Directors has not established a compensation committee, nor has it established any other committee of the Board except for the Audit Committee previously described herein. All decisions regarding the compensation of executive officers, as well as all other decisions, are determined by the full Board of Directors, and all directors participate in deliberations of the Board on all matters, including the evaluation of executive officer performance. Of the eleven nominees for members of the Board of Directors, Messrs. Busse, Millett, Teets, and Shellabarger are employee-directors. Of the remaining seven nominees, only Messrs. Edgerley and Laverack are not affiliated with a business entity whose relationship with the Company requires disclosure. Mr. Rifkin is the Chairman of the Board and a Director of OmniSource Corporation, the Company's exclusive purchaser of steel scrap for its steel manufacturing operations. John C. Bates is the President and Chief Executive Officer of Heidtman Steel Products, Inc., the largest purchaser of manufactured steel products produced by the Company. Dr. Jurgen Kolb is a member of the Executive Board of Preussag Stahl AG, the Company's next largest purchaser of its manufactured steel products. Mr. Strittmatter is a vice president and Senior Credit Officer of General Electric Capital Corporation, an affiliate of one or more General Electric Corporation entities from which the Company has purchased machinery, equipment, or services during 1997 in excess of the $60,000 threshold limit for disclosure. Mr. Yokohapa is the President and Chief Executive Officer of Sumitomo Corporation of America, which has an exclusive license agreement with Iron Dynamics, Inc., the Company's wholly-owned subsidiary, to sub-license Iron Dynamics' ironmaking technology internationally. All such business relationships, and the particulars of each of the relationships, have been considered and approved by the full Board of Directors as beneficial to the Company, have been determined to be fair and equitable to the Company in all respects, and in all events afford the Company terms and conditions no less favorable than would be available from an independent purchaser or supplier of such goods and services.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on the Company's common stock with the cumulative total return of companies on the NASDAQ Stock Market - US Index and the Standard & Poor's Iron and Steel Index for the limited period of November 22, 1996 (the first day of trading on NASDAQ National Market System following the Company's initial public offering of its Common Stock) and the last trading day prior to December 31, 1997, and assumes the reinvestment of dividends (of which there were none).

                COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
        AMONG STEEL DYNAMICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                         AND THE S&P IRON & STEEL INDEX



                                        11/22/96     12/96     12/97
                                        --------     -----     -----
                                                   DOLLARS
Steel Dynamics, Inc. ................    $100        $120      $100
Nasdaq Stock Market (U.S.) ..........     100         105       130
S&P Iron & Steel ....................     100         108       110

                                     ITEM 2

                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as independent auditors to conduct the Company's Annual Audit for the year 1998, subject to stockholder approval. Deloitte & Touche LLP conducted the annual audit for 1997. If a majority of the shares voting does not approve of the appointment, the Board of Directors will consider the appointment. It is believed that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire. They will be available to respond to appropriate questions from stockholders at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT AUDITORS FOR 1998.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's Directors and Executive Officers ("Reporting Persons") file with the Securities and Exchange Commission initial reports of beneficial ownership of the Company's Common Stock and other equity securities and reports of changes in the beneficial ownership of such Common Stock or other equity securities of the Company. Reporting Persons are required to provide the Company with a copy of their required Section 16(a) Reports as and when they are filed. To the Company's knowledge, based solely on its review of such reports furnished to the Company, and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to Reporting Persons were complied with during the year ended December 31, 1997.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor is Management aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

                            STOCKHOLDER PROPOSALS FOR
                       1999 ANNUAL MEETING OF STOCKHOLDERS

         Any stockholder who intends to present a proposal at the 1999 Annual Meeting of Stockholders and desires that such proposal be considered for inclusion in the Proxy Statement and Proxy for such Annual Meeting must furnish the proposal in writing to the Secretary of the Company no later than November 30, 1998.


                                        By Order of the Board of Directors



                                        Keith E. Busse
                                        President and Chief Executive Officer


Butler, Indiana
May 5, 1998

                                      PROXY
COMMON STOCK

                              STEEL DYNAMICS, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 27, 1998
           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned, a Stockholder of Steel Dynamics, Inc. (the "Company"), hereby revoking any proxy heretofore given, hereby appoints Keith E. Busse and Tracy L. Shellabarger, or either of them, proxies with full power of substitution and with the powers the undersigned would possess if personally present and voting, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held in St. Mary's/Maumee Room of the Mariott Hotel, 305 East Washington Center Road, Fort Wayne, Indiana, on May 27, 1998, at 9:00 o'clock a.m., Fort Wayne time, or any adjournment or adjournments thereof, and there, in accordance with the instructions on the reverse side, to vote all shares of Common Stock of the Company held of record by the undersigned on April 17, 1998, which the undersigned would be entitled to vote if personally present at the Annual Meeting, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith:

1.    Election of Directors:

      NOMINEES FOR DIRECTORS:
      Keith E. Busse      Richard P. Teets, Jr.     Mark D. Millett
      John C. Bates       Paul B. Edgerley          William D. Strittmatter

      Tracy L. Shellabarger       LeonarKeitaro Yokohapa
      William Laverack, Jr.       Dr. Jurgen Kolb

------------------------------------------------------------------------------
                   (Continued and to be SIGNED on the OTHER SIDE)

                      FOR    WITHHELD
1.    Election of     / /      / /
      Directors

      EXCEPTIONS:
      / /

         -------------------------
         ---------------------------
For all nominees except as noted above

Keith E.  Busse, John Bates, Paul B.  Edgerley, Dr.
Jurgen Kolb, William Laverack, Jr., Mark D.
Millett, Leonard Rifkin, Tracy L.  Shellabarger,
William D.  Strittmatter, Richard P.  Teets, Jr., and
Keitaro Yokohapa.


                            FOR       AGAINST     ABSTAIN
2.    Approval of           / /        / /          / /
      Appointment
      of Auditors.

3. In their discretion, said proxies are authorized to vote upon any other business which may properly come before the Annual Meeting. (Line out if you do not wish to grant this discretionary authority.)

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSED ELECTION OF NOMINEES FOR DIRECTORS NAMED HEREIN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 1998.

NOTE: Your signature should appear as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THE BOARD OF DIRECTORS REQUEST THAT YOU FILL
IN, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED, SELF-ADDRESSED
ENVELOPE.

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Signature(s)                 Date